UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

COMPASS DIGITAL ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY — SUBJECT TO COMPLETION, DATED SEPTEMBER 13, 2023

COMPASS DIGITAL ACQUISITION CORP.
195 US Hwy 50, Suite 208
Zephyr Cove, NV 89448
(310) 954-9665

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [            ], 2023

TO THE SHAREHOLDERS OF COMPASS DIGITAL ACQUISITION CORP.:

You are cordially invited to attend an extraordinary general meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of Compass Digital Acquisition Corp., which we refer to as “we,” “us,” “our” or the “Company,” to be held at [            ] a.m. Eastern Time on [            ], 2023.

The Extraordinary General Meeting will be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York, New York 10019 and virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote your shares and submit your questions during the Extraordinary General Meeting by visiting [            ]. For purposes of the amended and restated articles of association of the Company, the physical place of the Extraordinary General Meeting will be the offices of Sidley Austin LLP located at 787 7th Avenue, New York, New York 10019. If you plan to attend the virtual online Extraordinary General Meeting, you will need your [            ] digit control number to vote electronically at the Extraordinary General Meeting. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting. Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting online, it is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date, to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated [          ], 2023, and is first being mailed to shareholders of the Company on or about [        ], 2023. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•        a proposal to amend, by way of special resolution, the Company’s amended and restated articles of association, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities, which we refer to as an “initial business combination,” (ii) cease all operations except for the purpose of winding up; and (iii) redeem the Company’s Class A ordinary shares, par value US$0.0001 per share (the “Public Shares” or “Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on October 19, 2021 (including the additional units sold on November 30, 2021 pursuant to the partial exercise of the underwriters’ over-allotment option), which we refer to as the “IPO,” from October 19, 2023 (the “Termination Date”) to, at the latest [            ] (the “Extension”, and such later date, as may be subsequently extended, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”); and

•        a proposal to approve, by way of ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or where the Board has determined it is otherwise necessary, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

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Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, our Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

Effective as of August 30, 2023, Compass Digital SPAC, LLC (the “Old Sponsor”) entered into a securities purchase agreement (the “Purchase Agreement”) with HCG Opportunity, LLC (the “New Sponsor” and, together with the Old Sponsor, the “Sponsor”) and on August 31, 2023 the Old Sponsor and the New Sponsor consummated the transactions contemplated by the Purchase Agreement (the “Sponsor Sale”) pursuant to which (i) the New Sponsor acquired 3,093,036 Class B ordinary shares, par value of US$0.0001 (the “Founder Shares” or “Class B ordinary shares”) and 4,645,398 private placement warrants to purchase Class A ordinary shares (the “Private Placement Warrants”) from the Old Sponsor; (ii) the New Sponsor agreed to cause the Company to pay US$300,000 in cash consideration upon closing of an initial business combination at the Old Sponsor’s direction to entities or accounts as directed by the Old Sponsor; (iii) the New Sponsor entered into a joinder to the Company’s existing Registration Rights Agreement, dated October 14, 2021; (iv) Old Sponsor assigned the existing Administrative Services Agreement, dated October 14, 2021, with the Company to the New Sponsor; (v) each of the directors and officers of the Company as of August 30, 2023 resigned, and each of the new directors and officers designated by the New Sponsor was appointed; and (vi) the Company, the New Sponsor, the Old Sponsor, and the Company’s former officers and directors party thereto entered into the Amendment to the Letter Agreement, pursuant to which the New Sponsor became a party to the Letter Agreement, dated October 14, 2021. Following the completion of the Sponsor Sale on August 31, 2023, the Old Sponsor owned 2,217,086 Class B ordinary shares (comprised of 1,520,108 Class B ordinary shares held for the account of Old Sponsor, 105,000 Class B ordinary shares held on behalf of the former independent directors of the Company, and 591,978 Class B ordinary shares held on behalf of certain anchor investors from the IPO) and no Private Placement Warrants, and the New Sponsor owned 3,093,036 Class B ordinary shares and all 4,645,398 outstanding Private Placement Warrants.

As a condition to and concurrently with the consummation of the Sponsor Sale, new Board members and a new management team for the Company was appointed by the prior Board and the prior Board and the prior management team resigned, effective upon consummation of the Sponsor Sale.

The New Sponsor, the Board and the Company’s management team believe that shareholders of the Company will benefit from the Extension Amendment Proposal, which would provide the Company with additional time to consummate an initial business combination.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with our IPO, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE

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EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Based upon the amount in the Trust Account as of the Record Date, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately US$[            ] at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on the Record Date (as defined below) was US$[            ]. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

We will not proceed with the Extension if the number of redemptions of our Public Shares causes us to have less than US$5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of public shareholders as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act (As Revised) of the Cayman Islands, which we refer to as the “Companies Act,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. Certain of our executive officers and directors indirectly have beneficial interests in the New Sponsor.

Subject to the foregoing, approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof.

Shareholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

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Our Board has fixed the close of business on [            ], 2023 (the “Record Date”) as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).

You are not being asked to vote on an initial business combination at this time. If the Extension is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Companies Act, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

, 2023	By Order of the Board of Directors

Thomas Hennessy Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person or online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [            ], 2023: This notice of meeting and the accompanying Proxy Statement are available at [            ].

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PRELIMINARY COPY — SUBJECT TO COMPLETION, DATED SEPTEMBER 13, 2023

COMPASS DIGITAL ACQUISITION CORP.
195 US Hwy 50, Suite 208
Zephyr Cove, NV 89448
(310) 954-9665

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [            ], 2023

PROXY STATEMENT

The extraordinary general meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of Compass Digital Acquisition Corp., which we refer to as “we,” “us,” “our” or the “Company,” will be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York, New York 10019 and virtually via live webcast at [            ] a.m. Eastern Time on [            ], 2023. You will be able to attend the Extraordinary General Meeting online, vote your shares and submit your questions during the Extraordinary General Meeting by visiting [            ]. For purposes of the amended and restated articles of association of the Company, the physical place of the Extraordinary General Meeting will be the offices of Sidley Austin LLP located at 787 7th Avenue, New York, New York 10019. If you plan to attend the virtual online Extraordinary General Meeting, you will need your [            ] digit control number to vote electronically at the Extraordinary General Meeting. The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend, by way of special resolution, the Company’s amended and restated articles of association, which we refer to as the “charter,” in the form set forth in Annex A to this Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities, which we refer to as an “initial business combination,” (ii) cease all operations except for the purpose of winding up; and (iii) redeem the Company’s Class A ordinary shares, par value US$0.0001 per share (the “Public Shares” or “Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on October 19, 2021 (including the additional units sold on November 30, 2021 pursuant to the partial exercise of the underwriters’ over-allotment option), which we refer to as the “IPO,” from October 19, 2023 (the “Termination Date”) to [            ] (the “Extension”, and such later date, as may be subsequently extended, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”); and

•        a proposal to approve, by way of ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or where the Board has determined it is otherwise necessary, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, our Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

Effective as of August 30, 2023, Compass Digital SPAC, LLC (the “Old Sponsor”) entered into a securities purchase agreement (the “Purchase Agreement”) with HCG Opportunity, LLC (the “New Sponsor” and, together with the Old Sponsor, the “Sponsor”) and on August 31, 2023 the Old Sponsor and the New Sponsor consummated

i

the transactions contemplated by the Purchase Agreement (the “Sponsor Sale”) pursuant to which (i) the New Sponsor acquired 3,093,036 Class B ordinary shares, par value of US$0.0001 (the “Founder Shares” or “Class B ordinary shares”) and 4,645,398 private placement warrants to purchase Class A ordinary shares (the “Private Placement Warrants”) from the Old Sponsor; (ii) the New Sponsor agreed to cause the Company to pay US$300,000 in cash consideration upon closing of an initial business combination at the Old Sponsor’s direction to entities or accounts as directed by the Old Sponsor; (iii) the New Sponsor entered into a joinder to the Company’s existing Registration Rights Agreement, dated October 14, 2021; (iv) Old Sponsor assigned the existing Administrative Services Agreement, dated October 14, 2021, with the Company to the New Sponsor; (v) each of the directors and officers of the Company as of August 30, 2023 resigned, and each of the new directors and officers designated by the New Sponsor was appointed; and (vi) the Company, the New Sponsor, the Old Sponsor, and the Company’s former officers and directors party thereto entered into the Amendment to the Letter Agreement, pursuant to which the New Sponsor became a party to the Letter Agreement, dated October 14, 2021. Following the completion of the Sponsor Sale on August 31, 2023, the Old Sponsor owned 2,217,086 Class B ordinary shares (comprised of 1,520,108 Class B ordinary shares held for the account of Old Sponsor, 105,000 Class B ordinary shares held on behalf of the former independent directors of the Company, and 591,978 Class B ordinary shares held on behalf of certain anchor investors from the IPO) and no Private Placement Warrants, and the New Sponsor owned 3,093,036 Class B ordinary shares and all 4,645,398 outstanding Private Placement Warrants.

As a condition to and concurrently with the consummation of the Sponsor Sale, new Board members and a new management team for the Company was appointed by the prior Board and the prior Board and the prior management team resigned, effective upon consummation of the Sponsor Sale.

The New Sponsor, the Board and the Company’s management team believe that shareholders of the Company will benefit from the Extension Amendment Proposal, which would provide the Company with additional time to consummate an initial business combination.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with our IPO, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Based upon the amount in the Trust Account as of the Record Date, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately US$[            ] at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on the Record Date (as defined below) was US$[            ]. The Company cannot assure shareholders

that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

We will not proceed with the Extension if the number of redemptions of our Public Shares causes us to have less than US$5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of public shareholders as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act (As Revised) of the Cayman Islands, which we refer to as the “Companies Act,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. Certain of our executive officers and directors indirectly have beneficial interests in the New Sponsor.

Subject to the foregoing, approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof.

Shareholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).

If the Company liquidates, the New Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) US$10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than US$10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked the New Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the New Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that the New Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that the New Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Under the Companies Act, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our shareholders. If we are forced to enter an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some, or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our Company to claims, by paying public shareholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine and imprisonment in the Cayman Islands.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Based upon the amount in the Trust Account as of the Record Date, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately US$[            ] at the time of the Extraordinary General Meeting. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[            ] million that was in the Trust Account as of the Record Date. In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on [            ], 2023 (the “Record Date”) as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date of the Extraordinary General Meeting, there were [             ] Class A ordinary shares and [                   ] Class B ordinary shares outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged [            ] (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of US$[            ], plus associated disbursements. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

You are not being asked to vote on an initial business combination at this time. If the Extension is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person or online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

This Proxy Statement is dated [            ], 2023 and is first being mailed to shareholders on or about [            ]  , 2023.

[ ], 2023	By Order of the Board of Directors

Thomas Hennessy Chief Executive Officer

v

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company incorporated in the Cayman Islands on March 8, 2021. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. Like most blank check companies, our charter provides for the return of the amount held in the Trust Account if there is no qualifying business combination(s) consummated on or before a certain date, which in our case is October 19, 2023.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, our Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the U.S. Securities and Exchange Commission (the “SEC”) issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC. Regardless of the SPAC Rule Proposals or whether or not we complete an initial business combination within 24 months after the effective date of the registration statement for the IPO (the “IPO Registration Statement”), it is possible that a claim could be made that we have been operating as an unregistered investment company. Even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company.

The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. As of the Record Date, there was approximately $353.7 million in investments held in the Trust Account. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus being subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash as cash items until the earlier of the consummation of an initial business combination or the liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. See the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.”

What is being voted on?

You are being asked to vote on:

•   the Extension Amendment Proposal — a proposal to amend, by way of special resolution, the Company’s amended and restated articles of association, in the form set forth in Annex A to this Proxy Statement, to extend the date by which the Company must (i) consummate an initial business combination, (ii) cease all operations except for the purpose of winding up; and (iii) redeem the Public Shares from October 19, 2023 to, at the latest [       ], or such earlier date as determined by the Board; and

•   the Adjournment Proposal — a proposal to approve, by way of ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Shareholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, our Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

However, we will not proceed with the Extension if the number of redemptions of our Public Shares causes us to have less than US$5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Based upon the amount in the Trust Account as of the Record Date, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately US$[            ] at the time of the Extraordinary General Meeting. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[            ] million that was in the Trust Account as of Record Date. In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of public shareholders as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. Certain of our executive officers and directors indirectly have beneficial interests in the New Sponsor.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

Our charter provides that we have until the Termination Date to complete our initial business combination. Our Board has determined that it is in the best interests of the Company to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

The Company believes that given its expenditure of time, effort and money on an initial business combination, circumstances warrant providing Public Shareholders an opportunity to consider an initial business combination. Because we continue to believe that an initial business combination would be in the best interests of the Company, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond October 19, 2023 to, at the latest, the Extended Date, in the event we cannot consummate an initial business combination by October 19, 2023. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.

Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate an initial business combination, (ii) cease all operations except for the purpose of winding up, and (iii) redeem all Public Shares, from October 19, 2023 to, at the latest [            ], or such earlier date as determined by Board.

You are not being asked to vote on an initial business combination at this time. If the Extension is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes shareholders will benefit from the consummation of an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete an initial business combination until the Extended Date. The Extension would give us additional time to complete an initial business combination.

Our Board has determined that it is in the best interests of the Company to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination. Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).

When would the Board abandon the Extension Amendment Proposal?

We intend to propose the Extension Amendment at the Extraordinary General Meeting and only if the Board has determined as of the time of the Extraordinary General Meeting that we may not be able to complete an initial business combination on or before the date of the extraordinary general meeting. In addition, we will not proceed with the Extension if the number of redemptions of our Class A ordinary shares causes us to have less than US$5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal. Currently, the Sponsor and our officers and directors own approximately 20% of our issued and outstanding ordinary shares, including 5,310,122 Founder Shares. The Sponsor, directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal.

In addition, the Sponsor may enter into arrangements with certain of our shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

What vote is required to adopt the proposals?

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is approved, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination the Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of public shareholders as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. Certain of our executive officers and directors indirectly have beneficial interests in the New Sponsor.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, all other conditions to the filing of the Extension Amendment are satisfied (including the requirement that we do not have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal after giving effect to the redemptions of our Public Shares in connection the Extension Amendment Proposal), and the Extension is effected, we will continue to attempt to consummate an initial business combination until the Extended Date, or such earlier date as determined by the Board. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete an initial business combination within the requisite time period will require us to liquidate. If we liquidate, our public shareholders may only receive US$10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Extension Amendment Proposal is approved, we will file an amendment to the charter in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A ordinary shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Based upon the amount in the Trust Account as of the Record Date, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately US$[            ] at the time of the Extraordinary General Meeting. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[            ] million that was in the Trust Account as of the Record Date. In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by the Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Warrants.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of public shareholders as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. Certain of our executive officers and directors indirectly have beneficial interests in the New Sponsor.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and will become exercisable 30 days after the completion of an initial business combination, and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation, provided we have an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Am I able to exercise my redemption rights in connection with an initial business combination?

If you were a holder of ordinary shares as of the close of business on the Record Date for a meeting to seek shareholder approval of an initial business combination, you will be able to vote on an initial business combination. The Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with an initial business combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with an initial business combination on or before the date that is two business days before the Extraordinary General Meeting of shareholders to vote on an initial business combination). If you disagree with an initial business combination, you will retain your right to redeem your Public Shares upon consummation of an initial business combination in connection with the shareholder vote to approve an initial business combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

You may attend the meeting in person if you hold a valid legal proxy. To attend the meeting virtually, you will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or email address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy.

Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: One State Street Plaza, 30th Floor, New York, New York 10004, or email spacredemptions@continentalstock.com.

Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:

•   Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•   Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access is [            ]. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by emailing a later-dated, signed proxy card to spacredemptions@continentalstock.com, so that it is received by us prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Extraordinary General Meeting.

Please note, however, that if on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. Holders of record of one-third of our ordinary shares on the Record Date issued and outstanding and entitled to vote at the Extraordinary General Meeting, present in person or represented by proxy, constitute a quorum.

If you are a shareholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or if you vote online at the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting. As of the Record Date for the Extraordinary General Meeting, [            ] ordinary shares would be required to achieve a quorum.

Who can vote at the Extraordinary General Meeting?

Only holders of record of our ordinary shares at the close of business on the Record Date are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, [            ] Class A ordinary shares and [            ] Class B ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” each of the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants, which would expire worthless if an initial business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal under the Companies Act.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our ordinary shares, you may vote in person or online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my Class A ordinary shares?

If the Extension is approved, each of our public shareholders may seek to redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [            ], 2023 (two business days before the Extraordinary General Meeting) tender or deliver your share certificates and any other redemption forms physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged [            ] to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of US$[            ], plus associated disbursements. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact the Proxy Solicitor:
[ ]
You may also contact us at:
Compass Digital Acquisition Corp. P.O. Box 1036 195 US Hwy 50, Suite 208 Zephyr Cove, NV 89448 Attn: Thomas Hennessy Telephone No.: (310) 954-9665
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward- looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to select an appropriate target business or businesses;

•        our ability to effect the Extension;

•        our ability to complete our initial business combination;

•        our expectations around the performance of a prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•        our potential ability to obtain additional financing to complete our initial business combination;

•        our pool of prospective target businesses;

•        our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;

•        the ability of our officers and directors to generate a number of potential business combination opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the Trust Account (as described herein) or available to us from interest income on the Trust Account balance;

•        the Trust Account not being subject to claims of third parties; or

•        our financial performance.

The foregoing risks and uncertainties may not be exhaustive. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

The forward-looking statements contained herein are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward- looking statements involve a number of risks, uncertainties

(some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 18, 2023, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 18, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2023 and August 4, 2023 and in the other reports we file with the SEC before making a decision to vote, to redeem or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete an initial business combination.

With respect to the regulation of SPACs, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. Regardless of the SPAC Rule Proposals or whether or not we complete an initial business combination within 24 months after the effective date of the IPO Registration Statement, it is possible that a claim could be made that we have been operating as, and we could be deemed to be, an unregistered investment company. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. If we were to liquidate, our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. In addition, certain of our executive officers have indirectly beneficial interests in the New Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. The personal and financial interests of the Sponsor, directors and officers may have influenced their motivation in consummating an initial business combination in order to close an initial business combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should also read the section entitled “The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Officers.”

We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of an initial business combination. We may also incur additional costs to retain key employees. Even if an initial business combination is not completed, we expect to incur approximately US$[            ] million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

A 1% U.S. federal excise tax may decrease the value of our securities following an initial business combination, or hinder our ability to consummate an initial business combination.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. Although we are a Cayman Islands company, the excise tax may apply in connection with redemptions or other repurchases that occur in connection with an initial business combination that involves our combination with a U.S. entity and/or our domestication as a U.S. corporation (a “Redemption Event”). In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination would be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or is ultimately prohibited.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The New Sponsor is not controlled by, and does not have substantial ties with a foreign person and therefore, we believe, will not be subject to U.S. foreign investment regulations and review by a U.S. government entity such as CFIUS. However, a business combination with a U.S. business may be subject to foreign ownership restrictions or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive US$10.00 per public share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on March 8, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

There are currently 21,240,488 Class A ordinary shares and 5,310,122 Class B ordinary shares issued and outstanding. In addition, we issued warrants to purchase 7,080,163 of our Class A ordinary shares as part of the units offered in our IPO, along with an aggregate of 4,832,065 Private Placement Warrants issued to the Old Sponsor in private placements simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one Class A ordinary share at an exercise price of US$11.50 per share. The warrants will become exercisable 30 days after the completion of an initial business combination, and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of US$0.01 per warrant, provided that the reported last sale price of our Class A ordinary shares equals or exceeds US$18.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of approximately US$212.4 million of the proceeds from our IPO and the simultaneous sale of the Private Placement Warrants in private placement transactions was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee (which to date have been invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act) until the earlier of: (i) the consummation of an initial business combination or (ii) the distribution of the proceeds in the Trust Account in connection with redemptions by our public shareholders as described below.

Approximately US$[            ] million was held in the Trust Account as of the Record Date. The mailing address of the Company’s principal executive office is P.O. Box 1036, 195 US Hwy 50, Suite 208, Zephyr Cove, NV 89448.

We will not proceed with the Extension if the number of redemptions of our Public Shares causes us to have less than US$5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Effective as of August 30, 2023, the Old Sponsor entered into the Purchase Agreement with New Sponsor and on August 31, 2023 the Old Sponsor and the New Sponsor consummated the Sponsor Sale) pursuant to which (i) the New Sponsor acquired 3,093,036 Class B ordinary shares and 4,645,398 Private Placement Warrants from the Old Sponsor; (ii) the New Sponsor agreed to cause the Company to pay US$300,000 in cash consideration upon closing of an initial business combination at the Old Sponsor’s direction to entities or accounts as directed by the Old Sponsor; (iii) the New Sponsor entered into a joinder to the Company’s existing Registration Rights Agreement, dated October 14, 2021; (iv) Old Sponsor assigned the existing Administrative Services Agreement, dated October 14, 2021, with the Company to the New Sponsor; (v) each of the directors and officers of the Company as of August 30, 2023 resigned, and each of the new directors and officers designated by the New Sponsor was appointed; and (vi) the Company, the New Sponsor, the Old Sponsor, and the Company’s former officers and directors party thereto entered into the Amendment to the Letter Agreement, pursuant to which the New Sponsor became a party to the Letter Agreement, dated October 14, 2021. Following the completion of the Sponsor Sale on August 31, 2023, the Old Sponsor owned 2,217,086 Class B ordinary shares (comprised of 1,520,108 Class B ordinary shares held for the account of Old Sponsor, 105,000 Class B ordinary shares held on behalf of the former independent directors of the Company, and 591,978 Class B ordinary shares held on behalf of certain anchor investors from the IPO) and no Private Placement Warrants, and the New Sponsor owned 3,093,036 Class B ordinary shares and all 4,645,398 outstanding Private Placement Warrants.

As a condition to and concurrently with the consummation of the Sponsor Sale, new Board members and a new management team for the Company was appointed by the prior Board and the prior Board and the prior management team resigned, effective upon consummation of the Sponsor Sale.

The New Sponsor, the Board and the Company’s management team believe that shareholders of the Company will benefit from the Extension Amendment Proposal, which would provide the Company with additional time to consummate an initial business combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, our Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

THE EXTRAORDINARY GENERAL MEETING

Overview

Date, Time and Place.    The Extraordinary General Meeting of the Company’s shareholders will be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York, New York 10019 and virtually via live webcast at [            ] a.m. Eastern Time on [            ], 2023. You will be able to attend, vote your shares and submit questions during the Extraordinary General Meeting via a live webcast available at [            ]. For purposes of the amended and restated articles of association of the Company, the physical place of the Extraordinary General Meeting will be the offices of Sidley Austin LLP located at 787 7th Avenue, New York, New York 10019. If you plan to attend the virtual online Extraordinary General Meeting, you will need your [            ] digit control number to vote electronically at the Extraordinary General Meeting. Only shareholders who own ordinary shares as of the close of business on the Record Date will be entitled to attend the Extraordinary General Meeting.

To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.

If your shares are registered in your name with our transfer agent and you wish to attend the Extraordinary General Meeting, go to [            ] and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders who wish to attend the Extraordinary General Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to spacredemptions@continentalstock.com. Beneficial shareholders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting. After contacting our transfer agent a beneficial holder will receive an email prior to the meeting with a link and instructions for entering the Extraordinary General Meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:

•        Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•        Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access is [            ]. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Company’s Class A ordinary shares at the close of business on [            ], 2023, the Record Date for the Extraordinary General Meeting. You will have one vote per proposal for each share of the Company’s ordinary shares you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required.    Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

At the close of business on the Record Date of the Extraordinary General Meeting, there were 21,240,488 Class A ordinary shares and 5,310,122 Class B ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.

You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged [            ] to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting if you are a holder of record of the Company’s ordinary shares. You may contact the Proxy Solicitor at:

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete an initial business combination.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of public shareholders as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. Certain of our executive officers and directors indirectly have beneficial interests in the New Sponsor.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).

The Board believes that given our expenditure of time, effort and money on an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination and that it is in the best interests of the Company that we obtain the Extension. The Board believes that an initial business combination will provide significant benefits to our shareholders.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until October 19, 2023 to complete the purposes of the Company including, but not limited to, effecting an initial business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

In addition, our IPO prospectus and charter provide that the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares and Class B ordinary shares voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, an initial business combination. We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Because we continue to believe that an initial business combination would be in the best interests of the Company, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond October 19, 2023 to, at the latest, the Extended Date, in the event we cannot consummate an initial business combination by October 19, 2023. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will be unable to implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of public shareholders as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. Certain of our executive officers and directors indirectly have beneficial interests in the New Sponsor.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, all other conditions to the filing of the Extension Amendment are satisfied (including the requirement that we do not have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal after giving effect to the redemptions of our Public Shares in connection the Extension Amendment Proposal), and the Extension is effected, we will continue to attempt to consummate an initial business combination until the Extended Date, or such earlier date as determined by the Board. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete an initial business combination within the requisite time period will require us to liquidate. If we liquidate, our public shareholders may only receive US$10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Extension Amendment Proposal is approved, we will file an amendment to the charter in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Class A ordinary shares and public warrants will remain publicly traded.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).

You are not being asked to vote on an initial business combination at this time. If the Extension is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Based upon the amount in the Trust Account as of the Record Date, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately US$[            ] at the time of the Extraordinary General Meeting. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[            ] million that was in the Trust Account as of the Record Date. In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by the Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Warrants.

Redemption Rights

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, regardless of whether such public shareholders vote on the Extension Amendment Proposal. Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [            ], 2023 (two business days before the Extraordinary General Meeting), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, e-mail: spacredemptions@continentalstock.com, or to deliver your share certificates (if any) and any redemption forms to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [            ], 2023 (two business days before the Extraordinary General Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering share certificates physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker US$100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [            ], 2023 (two business days before the Extraordinary General Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its share certificates and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. Based upon the amount in the Trust Account as of the Record Date, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately US$[            ] at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on the Record Date was US$[            ].

If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [            ], 2023 (two business days before the Extraordinary General Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of public shareholders as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. Certain of our executive officers and directors indirectly have beneficial interests in the New Sponsor.

Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will be unable to implement such amendment unless our shareholders approve the Extension Amendment Proposal.

Our Board will be unable to implement the Extension Amendment Proposal unless our shareholders approve the Extension Amendment Proposal.

The Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor, our directors and our officers beneficially owned and were entitled to vote an aggregate of 5,310,122 Founder Shares, representing approximately 20% of the Company’s issued and outstanding ordinary shares. The Sponsor, our directors and our officers do not intend to purchase Class A ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

Interests of the Company’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, our executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        the fact that the Sponsor holds 5,310,122 Founder Shares and 4,645,398 Private Placement Warrants. In addition, certain of our executive officers indirectly have beneficial interests in the New Sponsor. All of such investments would expire worthless if an initial business combination is not consummated; on the other hand, if an initial business combination is consummated, such investments could earn a positive rate of return in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for US$25,000;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, New Sponsor has agreed that it will be liable to us to ensure that the proceeds in the Trust Account are not reduced below US$10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, if and to the extent any claims by prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Extraordinary General Meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

Our charter provides that the Company has until October 19, 2023 to complete the purposes of the Company including, but not limited to, effecting an initial business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

Our charter states that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete an initial business combination before October 19, 2023, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. We believe that this charter provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the charter.

In addition, our IPO prospectus and charter provide that the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares and Class B ordinary shares voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, an initial business combination. We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Because we continue to believe that an initial business combination would be in the best interests of the Company, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond October 19, 2023 to, at the latest, the Extended Date, in the event we cannot consummate an initial business combination by October 19, 2023. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.

The Company is not asking you to vote on an initial business combination at this time. If the Extension is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then Public Shares in issue, in the event an initial business combination is approved and completed or the Company has not consummated another initial business combination by the Extended Date.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies or where the board of directors of the Company has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or where the board of directors of the Company has determined it is otherwise necessary. In no event will our Board adjourn the Extraordinary General Meeting beyond October 19, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, vote on such matter. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an Election. This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        S-corporations;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding our securities through such partnerships or other pass-through entities; or

•        persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not sought and do not intend to seek any rulings from the IRS as to any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized

(or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption as Sale or Distribution

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed pursuant to an Election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of Class A ordinary shares, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce the U.S. Holder’s basis in our Class A ordinary shares, but not below zero, and then will be treated as gain from the sale of our Class A ordinary shares.

Whether a redemption pursuant to an Election qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption.

Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Class A ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our Class A ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.

Passive Foreign Investment Company (“PFIC”) Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable years ending December 31, 2021 and December 31, 2022, and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares, which would include a redemption pursuant to an Election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an Election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election

A U.S. Holder will avoid the PFIC tax consequences described above in respect to our Class A ordinary shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an Election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.

Mark-to Market Election

If we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. If a U.S. Holder has made a mark-to-market election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, any gain recognized as a result of a redemption of our Class A ordinary shares pursuant to an Election will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including NYSE, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our ordinary shares under their particular circumstances.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

Proceeds of a redemption of our Class A ordinary shares pursuant to an Election may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our executive officers and directors that beneficially owns ordinary shares; and

•        all our officers and directors as a group.

As of the Record Date, there were 21,240,488 Class A ordinary shares and 5,310,122 Class B ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

The table below does not include the ordinary shares underlying the Private Placement Warrants held by New Sponsor because these securities are not exercisable within 60 days of the Record Date for the Extraordinary General Meeting.

	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Ordinary Shares
5% Shareholders:
Entities affiliated with Citadel Advisors LLC(1)	752,750		3.5%
Entities affiliated with Magnetar Financial LLC(2)	1,929,300		9.1%
Entities affiliated with Radcliffe Capital Management, L.P.(3)	1,977,100		9.3%
Entities affiliated with Sculptor Capital LP(4)	1,477,157		7.0%
Entities affiliated with Cantor Fitzgerald LP(5)	1,398,772		6.6%
Entities affiliated with Aristeia Capital, L.L.C.(6)	1,316,987		6.2%
Compass Digital SPAC LLC(7)	2,217,086	(9)	8.4%

Directors and Officers:
HCG Opportunity, LLC(8)(11)	3,093,036	(9)	11.6%
Thomas D. Hennessy(8)(11)	3,093,036	(9)	11.6%
Daniel J. Hennessy(8)(11)	3,093,036	(9)	11.6%
Nick Geeza	—		*
M. Joseph Beck	—		*
Anna Brunelle	—		*
Kirk Hovde	—		*
Matt Schindel	—		*
All officers and directors as a group (7 individuals)(10)	3,093,036	(9)	11.6%

____________

*        Less than one percent.

(1)      The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Includes (i) each of Citadel Advisors LLC, Citadel Advisors Holdings LP and Citadel GP LLC beneficial ownership of 752,750 Class A ordinary shares, (ii) each of Citadel Securities LLC, Citadel Securities Group LP, and Citadel Securities Group GP LLC beneficial ownership of 149 Class A ordinary shares, and (iii) Mr. Kenneth Griffin’s beneficial ownership own 752,899 Class A ordinary shares. The address of the principal business office of each is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

(2)      The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Each of Magnetar Financial LLC (“Magnetar Financial”), Magnetar Capital Partners LP (Magnetar Capital Partners”), Supernova Management LLC (“Supernova Management”) and Mr. David J. Snyderman held 1,929,300 Shares. The amount consists of (i) 202,629 Class A ordinary shares (“Shares”) held for the account of Constellation Fund II; (ii) 630,402 Shares held for the account of Constellation Master Fund; (iii) 53,100 Shares held for the account of Systematic Master Fund; (iv) 247,659 Shares held for the account of Xing He Master Fund; (v) 118,200 Shares held for the account of Purpose Fund; (vi) 163,230 Shares held for the account of SC

Fund; (vii) 234,525 Shares held for the account of Structured Credit Fund; (viii) 238,278 Shares held for the account of Lake Credit Fund; and (ix) 41,277 Shares held of the account of Purpose Fund — T. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(3)      The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Includes 1,977,100 Class A ordinary shares owned by Radcliffe Capital Management, L.P., RGC Management Company, LLC., Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P. and Radcliffe SPAC GP, LLC. Radcliffe Capital Management, L.P. is the relevant entity for which RGC Management Company, LLC, Steven B. Katznelson and Christopher Hinkel may be considered control persons. Radcliffe SPAC Master Fund, L.P. is the relevant entity for which Radcliffe SPAC GP, LLC, Steven B. Katznelson and Christopher Hinkel may be considered control persons. The address of Radcliffe Capital Management, L.P. is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(4)      The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC on February 14, 2023. Includes (i) 1,477,157 Class A ordinary shares (“Shares”) beneficially owned by each of Sculptor Capital LP (“Sculptor”). Sculptor Capital II LP (“Sculptor-II”), Sculptor Capital Holding Corporation (“SCHC”), Sculptor Capital Holding II LLC (“SCHC-II”) and Sculptor Capital Management, Inc. (“SCU”), (ii) 841,500 Shares beneficially owned by each of Sculptor Master Fund, Ltd. (“SCMF”) and Sculptor Special Funding, LP (“NRMD”), (iii) 198,000 Shares beneficially owned by each of Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”) and Sculptor Enhanced Master Fund, Ltd. (“SCEN”), and (iv) 437,657 Shares beneficially owned by Sculptor SC II LP (“NJGC”). Sculptor and Sculptor-II serve as the principal investment managers to the private funds and discretionary accounts managed by Sculptor and thus may be deemed beneficial owners of the Shares in the private funds and discretionary accounts managed by Sculptor and Sculptor-II. SCHC-II serves as the sole general partner of Sculptor-II and is wholly owned by Sculptor. SCHC serves as the sole general partner of Sculptor. As such, SCHC and SCHC-II may be deemed to control Sculptor as well as Sculptor-II and, therefore, may be deemed to be the beneficial owners of the Shares. SCU is the sole shareholder of SCHC, and may be deemed a beneficial owner of the Shares reported herein. The address of the principal business offices of Sculptor, Sculptor-II, SCHC, SCHC-II, SCU, SCMF, NRMD, SCEN, SCCO and NJGC is 9 West 57 Street, 39 Floor, New York, New York 10019.

(5)      The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Includes each of Cantor Fitzgerald Securities, Cantor Fitzgerald, L.P., CF Group Management, Inc. and Mr. Howard W. Lutnick’s beneficial ownership of 1,122,531 Class A ordinary shares. The address of the principal business office of each is 110 East 59th Street, New York, New York 10022.

(6)      The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Includes beneficial ownership by Aristeia Capital, L.L.C. of 1,316,987 Class A ordinary shares. The address of the principal business office is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(7)      Compass Digital SPAC LLC, our Old Sponsor, is the record holder of such shares, and Compass Digital SPAC LLC is controlled by a board of managers consisting of entities controlled by Abidali Neemuchwala and Satish Gupta. Each manager of Compass Digital SPAC LLC has one vote, and the approval of both managers is required to approve an action of Compass Digital SPAC LLC. If both managers cannot agree on a matter, then the matter must be submitted to Abidali Neemuchwala, Satish Gupta, Vikram S. Pandit and Steve Freiberg for approval, with the holders of a majority of the founder share interests held by the four members through the Old Sponsor being required for any such approval. The business address of each of the forgoing is 3626 N Hall St., Suite 910, Dallas, Texas 75219.

(8)      Unless otherwise noted, the business address of each of the shareholders is 195 US Hwy 50, Suite 208 Zephyr Cove, NV 89448.

(9)      Interests shown consist solely of Founder Shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the closing of our initial business combination on a one-for-one basis, subject to adjustment. Excludes forward purchase securities that will only be issued, if at all, at the time of our initial business combination.

(10)    Certain of our executive officers and directors indirectly have beneficial interests in the New Sponsor.

(11)    HCG Opportunity, LLC is the record holder of the shares reported herein. Daniel J. Hennessy, one of our directors, and Thomas D. Hennessy, our chief executive officer, are the managing members of the HCG Opportunity MM, LLC. HCG Opportunity MM, LLC is the sole member of HCG Opportunity, LLC. Consequently, each of Thomas D. Hennessy and Daniel J. Hennessy may be deemed the beneficial owner of the Class B ordinary shares held by HCG Opportunity, LLC and have shared voting and dispositive control over such securities. Each of Thomas D. Hennessy and Daniel J. Hennessy disclaims ownership over any securities owned by the New Sponsor, except to the extent of his pecuniary interest therein. The address of the principal business office of HCG Opportunity, LLC is 195 US Hwy 50, Suite 208 Zephyr Cove, NV 89448.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2024 annual meeting of shareholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2024 annual meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

If the Extension Amendment Proposal is approved, there will be no annual meeting of shareholders in 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at (310) 954-9665 or P.O. Box 1036, 195 US Hwy 50, Suite 208, Zephyr Cove, NV 89448 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

[        ]

You may also obtain these documents by requesting them from the Company at:

Compass Digital Acquisition Corp.
P.O. Box 1036
195 US Hwy 50, Suite 208
Zephyr Cove, NV 89448
Attn: Thomas Hennessy
Telephone No.: (310) 954-9665

If you are a shareholder of the Company and would like to request documents, please do so by [            ], 2023, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

AMENDMENT
TO THE
AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
COMPASS DIGITAL ACQUISITION CORP.

“RESOLVED, as a special resolution that:

Article 50.7 of the Company’s Amended and Restated Articles of Association be deleted in its entirety and replaced with the following new Article 50.7:

50.7 In the event that the Company does not consummate a Business Combination by [            ], or either (i) such earlier date as determined by the Directors or (ii) such later date as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, as a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Member’s rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Article 50.8(a) of the Company’s Amended and Restated Articles of Association be deleted in its entirety and replaced with the following new Article 50.8(a):

50.8(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by [            ], or such later time as the Members may approve in accordance with the Articles; or

Annex A-1

PRELIMINARY COPY — SUBJECT TO COMPLETION, DATED SEPTEMBER 13, 2023

COMPASS DIGITAL ACQUISITION CORP.
195 US Hwy 50, Suite 208

Zephyr Cove, NV 89448

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

[           ], 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [            ], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated [            ], 2023 and Proxy Statement, dated [            ], 2023, in connection with the Extraordinary General Meeting to be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York, New York 10019 and virtually via live webcast at [            ] a.m. Eastern Time on [            ], 2023 (the “Extraordinary General Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Thomas Hennessy and Nick Geeza (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [            ], 2023: This notice of meeting and the accompanying proxy statement are available at [            ].

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated articles of association to extend the date by which the Company must (i) consummate an initial business combination, (ii) cease all operations except for the purpose of winding up, and (iii) redeem the Company’s Class A ordinary shares, from October 19, 2023 to, at the latest [            ] (such later date as may be subsequently extended) or such earlier date as determined by the Board.

	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or where the Board has determined it is otherwise necessary.

	☐	☐	☐

Dated:              , 2023

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE EXTRAORDINARY GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.